Exhibit 10.4

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Trademark Security Agreement”) is made as of June 29, 2015, by SHEPLERS, INC., a Kansas corporation (“Grantor”), in favor of GCI Capital Markets LLC, as administrative agent (in such capacity, together with its successors and assigns, “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of June 29, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Boot Barn, Inc., Delaware corporation (“Borrower”), Boot Barn Holdings, Inc., a Delaware corporation (“Holdings”), the financial institutions which are now or which hereafter become party thereto (the “Lenders”) and Administrative Agent, the Lenders have severally agreed to make financial accommodations to the Borrower subject to the conditions set forth therein;

WHEREAS, each Grantor (other than the Borrower) has agreed, pursuant to a Guaranty Agreement, dated even date herewith in favor of the Administrative Agent (the “Guaranty”), to guarantee the Obligations (as defined in the Credit Agreement) of the Borrower; and

WHEREAS, pursuant to the Credit Agreement, the Guaranty and that certain Collateral Agreement, dated as of even date herewith (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Collateral Agreement”), by and between the Grantors and the Administrative Agent, the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

1.                                      Defined Terms.  Capitalized terms used herein without definition are used as defined in the Collateral Agreement or, it not defined therein, in the Credit Agreement.

2.                                      Grant of Security Interest in Trademark Collateral.  Each Grantor, as collateral security for the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby assigns, pledges and grants to the Administrative Agent for the benefit of the Lenders, and grants to the Administrative Agent for its benefit and for the ratable benefit of each Lender a continuing security interest in and a Lien on all of its right, title and interest in, to and under the following Collateral of such Grantor (the Trademark Collateral”):

a.                                      all of its Trademarks and Trademark Licenses, including, without limitation, those referred to on Schedule 1 hereto;

b.                                      all renewals and extensions of the foregoing;

c.                                       all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

d.                                      all income, royalties and proceeds at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof..

3.                                      Credit Agreement and Collateral Agreement.  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Credit Agreement and the Collateral Agreement, and each Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Credit Agreement and the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein; provided, however that in no event shall the Trademark Collateral include any property or asset of Grantor which is excluded from Collateral pursuant to Section 2.1 of the Collateral Agreement.

4.                                      Grantor Remains Liable.  Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their Trademarks and Trademark Licenses subject to a security interest hereunder.

5.                                      Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

6.                                      Governing Law.  This Trademark Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:	SHEPLERS, INC., a Kansas corporation

	By:	/s/ Greg Hackman
	Name:	Greg Hackman
	Title:	Chief Financial Officer and Secretary

Trademark Security Agreement

ACCEPTED AND	GCI CAPITAL MARKETS LLC,
ACKNOWLEDGED BY:	as Administrative Agent

	By:	/s/ Marc C. Robinson
	Name:	Marc C. Robinson
	Title:	Managing Director

Trademark Security Agreement

SCHEDULE I

TRADEMARK REGISTRATIONS/APPLICATIONS

Trademark	Database	Application Number	Registration Number	Owner
RED RANCH	U.S. Federal	85726040	4552405	SHEPLERS, INC.
GIBSON TRADING COMPANY ESTABLISHED 1899	U.S. Federal	85724728		SHEPLERS, INC.
RED RANCH	U.S. Federal	85434444	4258838	SHEPLERS, INC.
GIBSON TRADING COMPANY	U.S. Federal	85399269	4429241	SHEPLERS, INC.
WESTERN WEAR FOR THE WAY YOU LIVE	U.S. Federal	85396637	4118616	SHEPLERS, INC.
Design Only	U.S. Federal	85315981	4129801	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
GIBSON TRADING COMPANY	U.S. Federal	85261879	4168869	SHEPLERS, INC.
YOUR COUNTRY, YOUR WAY	U.S. Federal	77483596	3781832	SHEPLERS, INC.
SHEPLERS	U.S. Federal	78822126	3193462	SHEPLERS, INC.
THE WORLD’S LARGEST WESTERN STORES	U.S. Federal	75291616	2167479	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES	U.S. Federal	75140060	2081419	SHEPLERS, INC.
BOOTS ‘N JEANS	U.S. Federal	75078088	2342054	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES AND CATALOG	U.S. Federal	74520534	2033263	SHEPLERS, INC.
Design Only	U.S. Federal	73392546	1254863	SHEPLERS, INC.
OL’ SHEP	U.S. Federal	73388925	1255648	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73125194	1141784	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
S	U.S. Federal	73125222	1137758	SHEPLERS, INC.
S	U.S. Federal	73125223	1137889	SHEPLERS, INC.
S SHEPLERS INC.	U.S. Federal	73041013	1017594	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
S	U.S. Federal	73040683	1057698	SHEPLERS, INC.
S	U.S. Federal	73040684	1045614	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73040363	1308095	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73040364	1308389	SHEPLERS, INC.
SHEPLERS	Canada	1540229	TMA835766	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
SHEPLERS	Canada	714900	TMA429523	SHEPLERS, INC.
SHEPLERS	Switzerland	59396/2011	625115	SHEPLERS, INC.
SHEPLERS	United Kingdom	1516265	1516265	SHEPLERS, INC.
SHEPLERS	Community Trademarks	10201697	10201697	SHEPLERS, INC.
SHEPLERS	Brunei	22188	19023	SHEPLERS, INC.
SHEPLERS	China	9895452	9895452	SHEPLERS, INC.
SHEPLERS	China	9895451	9895451	SHEPLERS, INC.
SHEPLERS	Japan	2011-060657	5532778	SHEPLERS, INC.
SHEPLERS	Australia	1443876	1443876	SHEPLERS, INC.
SHEPLERS	Australia	588639	588639	SHEPLERS, INC.
SHEPLERS	New Zealand.	847911	847911	SHEPLERS, INC.